Consolidated Balance Sheets Details	12 Months Ended
Mar. 02, 2013
Consolidated Balance Sheets Details
6.	CONSOLIDATED BALANCE SHEETS DETAILS

Inventories

Inventories were comprised of the following:

	As at
	March 2,	March 3,
	2013	2012

Raw materials	$588	$771
Work in process	371	520
Finished goods	78	167
Provision for excess and obsolete inventories	(434)	(431)

	$603	$1,027

Property, plant and equipment, net

Property, plant and equipment were comprised of the following:

	As at
	March 2, 2013	March 3, 2012

Cost
Land	$129	$129
Buildings, leasehold improvements and other	1,392	1,386
BlackBerry operations and other information technology	2,440	2,194
Manufacturing equipment, research and development equipment and tooling	486	524
Furniture and fixtures	570	529

	5,017	4,762
Accumulated amortization	2,622	2,029

Net book value	$2,395	$2,733

As at March 2, 2013, the carrying amount of assets under construction was $109 million (March 3, 2012 - $392 million). Of this amount, $62 million was included in buildings, leasehold improvements and other (March 3, 2012 - $241 million); $36 million was included in BlackBerry operations and other information technology (March 3, 2012 - $132 million); $11 million was included in manufacturing equipment, research and development equipment, and tooling (March 3, 2012 - $15 million); and $0.4 million was included in furniture and fixtures (March 3, 2012 - $4).

For the year ended March 2, 2013, amortization expense related to property, plant and equipment was $721 million (March 3, 2012 - $660 million; February 26, 2011 - $497 million).

Intangible assets, net

Intangible assets were comprised of the following:

	As at March 2, 2013
	Cost	Accumulated Amortization	Net Book Value

Acquired technology	$455	$262	$193
Intellectual property	4,382	1,127	3,255

	$4,837	$1,389	$3,448

	As at March 3, 2012
	Cost	Accumulated Amortization	Net Book Value

Acquired technology	$397	$182	$215
Intellectual property	4,217	1,146	3,071

	$4,614	$1,328	$3,286

During fiscal 2013, the additions to intangible assets primarily consisted of payments relating to amended or renewed licensing agreements, as well as agreements with third parties for the use of intellectual property, software, messaging services and other BlackBerry related features, as well as intangible assets associated with the business acquisitions discussed in note 7.

During fiscal 2012, a consortium of certain technology companies, of which the Company is a part, emerged as the winning bidder for all of Nortel’s remaining patents and patent applications for a cash purchase price of $4.5 billion. The Company’s portion of the purchase consideration is approximately $775 million. The purchase includes more than 6,000 patents and patent applications spanning wireless, wireless 4G, data networking, voice, internet and other patents. The majority of the Company’s portion of the purchase consideration was recorded as intangible assets as at March 3, 2012.

For the year ended March 2, 2013, amortization expense related to intangible assets was $1.2 billion (March 3, 2012 - $863 million; February 26, 2011 - $430 million). Total additions to intangible assets in fiscal 2013 were $1.2 billion (2012 - $2.4 billion).

Based on the carrying value of the identified intangible assets as at March 2, 2013 and assuming no subsequent impairment of the underlying assets, the annual amortization expense for each of the succeeding years is expected to be as follows: 2014 - $1.2 billion; 2015 - $656 million; 2016 - $363 million; 2017 - $320 million; and 2018 - $272 million.

The weighted-average remaining useful life of the acquired technology is 3.2 years (2012 - 2.9 years).

Goodwill

Changes to the carrying amount of goodwill during the fiscal year ended March 2, 2013 were as follows:

	Accumulated
	Gross Amount	Impairment Losses	Net Amount

Balance as at February 26, 2011	508	—	508

Goodwill acquired through business combinations during the year	151	(355)	(204)

Balance as at March 3, 2012	659	(355)	304

Goodwill acquired through business combinations during the year	31	—	31
Goodwill impairment charge	—	(335)	(335)

Balance as at March 2, 2013	$690	$(690)	$—

The Company performed a goodwill impairment analysis during the fourth quarter of fiscal 2012 and concluded that impairment existed. Based on the results of that test, the Company recorded a goodwill impairment charge of $355 million in the fourth quarter of fiscal 2012.

Due to business conditions and a continued significant decline in the Company’s market capitalization, the Company concluded that goodwill impairment indicators existed and an interim goodwill impairment assessment was required in the first quarter of fiscal 2013. In the first step of the goodwill impairment test, the estimated fair value of the Company was determined utilizing a market-based approach and the Company’s market capitalization was used as a key input for the determination of fair value of the Company. The Company’s market capitalization was determined by multiplying the number of shares outstanding as at June 2, 2012 by the average closing market price of the Company’s common shares over the preceding five-day period. The Company used this duration in order to incorporate the inherent market fluctuations that may affect any individual closing price of the Company’s shares. The Company believes that market capitalization alone does not capture the fair value of the business as a whole, or the substantial value that an acquirer would obtain from its ability to obtain control of the business. Consequently, the Company developed an estimate for the control premium that a marketplace participant might pay to acquire control of the business in an arm’s-length transaction. The determination of the control premium requires significant judgment and the Company observed recent market transactions as a guide to establish a range of reasonably possible control premiums to estimate the Company’s fair value. The Company believes that the main factors leading to the impairment were a significant decline in its share price, which was influenced by delays in new product introductions, intense competition within the Company’s industry and a sustained decline in the Company’s performance. The result of this analysis concluded that the carrying value of the Company exceeded its estimated fair value as at the balance sheet date of the first quarter of fiscal 2013, and as such, the second step of the goodwill impairment test was performed.

In the second step of the impairment test, the impairment loss was measured by estimating the implied fair value of the Company’s goodwill and comparing it with its carrying value. Using the Company’s fair value determined in the first step of the goodwill impairment test as the acquisition price in a hypothetical acquisition of the Company, the implied fair value of goodwill was calculated as the residual amount of the acquisition price after allocations made to the fair value of net assets, including working capital, property, plant and equipment and both recognized and unrecognized intangible assets. Based on the results of the second step of the goodwill impairment test, it was concluded that the carrying value of goodwill was impaired. Consequently, the Company recorded a goodwill impairment charge of $335 million in the first quarter of fiscal 2013 to write-off the entire carrying value of its goodwill, and reported this amount as a separate line item in the consolidated statements of operations.

Accrued liabilities

Accrued liabilities were comprised of the following:

	As at
	March 2, 2013	March 3, 2012

Marketing costs	$99	$367
Vendor inventory liabilities	130	279
Warranty	318	408
Royalties	501	382
Carrier liabilities	141	524
Other	653	422

	$1,842	$2,382

Other accrued liabilities, as noted in the above table, include, among other things, salaries and payroll withholding taxes, none of which are greater than 5% of the current liabilities balance.